Restricted Cash and Short-Term Deposits (Tables)	6 Months Ended
Jun. 30, 2024
Supplemental Cash Flow Elements [Abstract]
Restrictions on cash and cash equivalents
Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	June 30, 2024	December 31, 2023
Restricted cash in relation to the FLNG Hilli (1)	60,988	60,996
Restricted cash and short-term deposits held by lessor VIE (2)	17,590	18,085
Restricted cash relating to the LNG Hrvatska O&M Agreement (3)	12,404	12,083
Restricted cash in relation to the FLNG Gimi (4)	1,949	—
Restricted cash relating to office lease	999	1,081
Total restricted cash and short-term deposits	93,930	92,245
Less: Amounts included in current restricted cash and short-term deposits	(19,539)	(18,115)
Non-current restricted cash	74,391	74,130

(1) In November 2015, in connection with the issuance of a $400 million letter of credit (“LC”) by a financial institution to the Customer of the FLNG Hilli, we recognized an initial cash collateral of $305.0 million to support the FLNG Hilli performance guarantee. Under the provisions of the LC, the terms allow for a stepped reduction in the value of the guarantee over time and a corresponding reduction to the cash collateral requirements. In May 2021, the FLNG Hilli had achieved 3.6 million tonnes of LNG production, reducing the LC to $100.0 million and the cash collateral to $61.0 million as of June 30, 2024. The cash collateral is expected to be restricted until the end of the LTA term.

In November 2016, after we satisfied certain conditions precedent, the LC originally issued with an initial expiration date of December 31, 2018, was re-issued and automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the FLNG Hilli, unless the bank exercises its option to exit from the arrangement by giving a three months’ notice prior to the next annual renewal date.

(2) These are amounts held by lessor VIE that we are required to consolidate under U.S. GAAP into our financial statements (note 11).

(3) In connection with the LNG Hrvatska O&M Agreement, we are required to maintain two performance guarantees, one in the amount of $9.7 million (€9.1 million) and one in the amount of $1.3 million, both of which will remain restricted throughout the 10-year term until December 2030.
(4) In 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion of the FLNG Gimi. Restricted cash requirements under the facility agreement provide additional security to the lenders before and post FLNG Gimi’s commercial operations date (“COD”). Pre-COD, all earnings are required to be restricted, however it can be released for debt service obligations subject to lenders' approval. Post-COD these earnings will be released through a waterfall mechanism, as stipulated in the debt facility agreement.